SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2011

DIGAGOGO VENTURES CORP.

(Exact name of Company as specified in its charter)

Delaware	333-166494	42-1769945
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
645 Griswold St., Suite 3500 Detroit, Michigan 48226-4120
(Address of principal executive offices)
Phone: 704-246-8073 Fax: 704-904-6385
(Company’s Telephone Number)
Copy of all Communications to: Carrillo Huettel, LLP 3033 Fifth Avenue, Suite 400 San Diego, CA 92103 Phone: 619.546.6100 Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

     .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

DIGAGOGO VENTURES CORP.

Form 8-K

Current Report

ITEM 1.02

TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On August 22, 2011, Digagogo Ventures Corp., a Delaware corporation (the “Company”) announced that it had entered into a Consulting Agreement (the “Consulting Agreement”) with Wayne T. Jackson (“Mr. Jackson”).

The Consulting Agreement was filed in error and pre-maturely as it is not an accurate reflection of the services being provided.  Mr. Jackson provides business consulting and development services, not services related to assistance with obtaining financing.  As such, the Consulting Agreement has been voided and terminated.  A new agreement accurately reflecting the services being rendered by Mr. Jackson will be filed upon execution. There were no services provided by Mr. Jackson under the Consulting Agreement, nor was there any compensation paid thereunder.

A description of the terms of the Consulting Agreement was previously described in the Form 8-K filed by the Company on August 25, 2011, and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIGAGOGO VENTURES CORP.
Date: August 25, 2011	By: /s/ Fernando Londe
Fernando Londe
Chief Executive Officer

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